Business Combination	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 3 — BUSINESS COMBINATION

On March 10, 2025, the Company and Smart Pro entered into a definitive agreement to acquire Pure NJ Logistics LLC (“Pure Logistics”), a New Jersey limited liability company that operates a strategically located logistics center in New Jersey. On March 18, 2025, the acquisition closed, and Smart Pro acquired all of the issued and outstanding equity interests of Pure Logistics. As consideration for the acquisition, Smart Pro paid $2,347 thousand in cash at the closing and an additional amount of $500 thousand in the aggregate (the “Deferred Payment”) to be repaid through promissory notes (the “Pure Logistics Promissory Notes”). The Pure Logistics Promissory Notes bears an annual interest rate of 9% and will be repaid by the 16th month from the closing of the acquisition. In order to secure the payment of the Deferred Payment, the Company issued to the sellers of Pure Logistics, warrants to purchase up to 630 of the Company’s ordinary shares, at an initial exercise price of $46.76 per share (the “Pure Logistics Warrants”). The Pure Logistics Warrants were issued as security for the delivery of the Deferred Payment in full and constitute the sellers’ sole remedy in the event of non-payment of principal or accrued interest on the Pure Logistics Promissory Notes. The Pure Logistics Warrants will only become exercisable upon the occurrence of a Default Event (as defined in the Promissory Notes). At the acquisition date, the Company assessed that no Default Event is expected to occur prior to the payment date of the Deferred Payment. Accordingly, the fair value of the Pure Logistics Warrants was estimated at zero.

On July 1, 2025, the Company settled the Deferred Payment in full. Consistent with the original assessment, the fair value of the Pure Logistics Warrants as of June 30, 2025 remained zero, as no Default Event had occurred and the obligation was subsequently satisfied.

The following table summarizes the fair value of the consideration paid to acquire Pure Logistics as of March 18, 2025 (in thousands):

March 18, 2025
Cash paid	2,347
Deferred Payment	475
Total purchase price	2,822

The following table summarizes the recognized amounts of identifiable assets acquired and liabilities assumed in connection with the acquisition of Pure Logistics as of March 18, 2025 (in thousands):

March 18, 2025
Working capital (*)	587
Property and equipment, net	205
Operating lease right-of-use assets	6,119
Operating lease liabilities	(5,742)
Deferred tax liability	(520)

Intangible assets:
Customer relationships	1,083
Fair value of acquired identifiable assets	1,732
Purchase price	2,822
Goodwill	1,090

(*)	Working capital includes cash and cash equivalents, trade receivables, other receivables, trade payables, and other payables.

The total consideration was allocated to the fair value of assets acquired and liabilities assumed as of the acquisition date, with the excess purchase price recorded as goodwill. Management’s estimate of the fair values of the acquired intangible assets as of the acquisition date is preliminary and subject to change and is based on established and accepted valuation techniques performed with the assistance of third-party valuation specialists. Additional information, which existed as of the acquisition date but is yet unknown to the Company may become known to the Company during the remainder of the measurement period, which will not exceed twelve months from the acquisition date. Changes to amounts will be recorded as adjustments to the provisional amounts recognized as of the acquisition date and may result in a corresponding adjustment to goodwill in the period in which new information becomes available. The goodwill that arose from the acquisition consists of synergies expected from the activities of the Company and Pure Logistics.